3624731v1
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 30, 2002


                  The Phoenix Group Corporation

     (Exact name of registrant as specified in its charter)


       Delaware             000-20354            23-2596710

(State    or     other  (Commission File   (I.R.S. Employer
Jurisdiction        of        No.)         Identification No.)
incorporation)

    801 East Campbell Road, Suite 345,              75081
            Richardson, Texas                    (Zip Code)
 (Address of Principal Executive Offices)




 Registrant's telephone number, including area code:  (214) 382-
                              3630




                                 Not Applicable
  (Former name or former address, if changed since last report)
Item 3.        Bankruptcy or Receivership

     As previously disclosed on July 18, 2002 and July 21, 2002, InterLink Home Health Care, Inc. ("InterLink") a subsidiary of The Phoenix Group, was placed into Chapter 11 bankruptcy by Intrepid of Texas, Inc. ("Intrepid"). The petition for reorganization relief under Chapter 11 of the United States Bankruptcy Code was filed in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division. The Registrant and Intrepid are in a dispute regarding management control over InterLink. Currently, the Registrant is challenging Intrepid's actions.

     The Registrant issued two related press releases on July 18, 2002 and July 21, 2002, which are attached hereto as Exhibits 99.1 and 99.2 and are hereby incorporated by reference.

          (c)  Exhibits

          99.1 Press Release dated July 18, 2002

          99.2 Press Release dated July 21, 2002



                         SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2002



                                   The Phoenix Group
Corporation




By:     			 /s/  Ronald E. Lusk
                                      Ronald E. Lusk
                                      Chairman